EXHIBIT 99.1
Press Release
Contact Information:
Thomas Song
Managing Vice President
Tower Group, Inc.
212-655-4789
tsong@twrgrp.com
Tower Group, Inc. Reports on Annual Meeting of Stockholders
NEW YORK, May 19, 2008 — Tower Group, Inc. (NASDAQ: TWGP) today reported the results of its Annual Meeting of Stockholders held on May 15, 2008 in New York City. Stockholders of Tower re- elected three directors, ratified the appointment of Johnson Lambert & Co. LLP as Tower’s independent registered public accounting firm for 2008 and approved three proposals at the annual meeting. The Company announced that Michael H. Lee, Chairman of the Board, President and Chief Executive Officer, Steven W. Schuster, Partner and Co-Chair of Corporate and Securities Department at McLaughlin & Stern LLP and William W. Fox, Jr., former Chief Executive Officer of Excess Reinsurance Company, were re-elected to the Board of Directors. They will serve until the 2011 annual meeting of stockholders and until their successors are elected and qualified.
In addition, the stockholders approved the following:
•	Amendment and restatement of the Company’s 2004 Long Term Equity Compensation Plan

•	Material terms of the Company’s 2004 Long Term Equity Compensation Plan

•	Material terms of the Company’s Short Term Performance Incentive Plan
About Tower Group, Inc.
Tower Group, Inc. offers property and casualty insurance products and services through its operating subsidiaries. Its insurance company subsidiaries offer insurance products to individuals and small to medium-sized businesses. Tower Group’s insurance services subsidiaries provide underwriting, claims and reinsurance brokerage services to other insurance companies.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project”, “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include but are not limited to ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data; the effects of acts of terrorism or war; developments in the world’s financial and capital markets that adversely affect the performance of our investments; changes in regulations or laws applicable to us, our subsidiaries, brokers or customers; changes in the level of demand for our insurance and reinsurance products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all; loss of the services of any of our executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under our insurance policies; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
For more information visit Tower’s website at http://www.twrgrp.com/.